Exhibit 99.1
Flyers Energy Group, LLC and Subsidiaries
Consolidated Financial Statements (Audited)
For the year ended December 31, 2020

Report of Independent Auditors
To the Members
Flyers Energy Group, LLC and Subsidiaries
Report on Consolidated Financial Statements
We have audited the accompanying consolidated financial statements of Flyers Energy Group, LLC and Subsidiaries (the Company), which comprise the consolidated balance sheet as of December 31, 2020, and the related consolidated statements of income, comprehensive income, members’ capital and accumulated other comprehensive loss, and cash flows for the year then ended, and the related notes to the consolidated financial statements.
Management’s Responsibility for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Flyers Energy Group, LLC and Subsidiaries as of December 31, 2020 and the results of their operations and their cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.
/s/ Moss Adams LLP
Sacramento, California
April 30, 2021 except for Note 15, for which the date is March 18, 2022.

Flyers Energy Group, LLC and Subsidiaries

Consolidated Balance Sheet
December 31, 2020

The accompanying notes are an integral part of the consolidated financial statements

Flyers Energy Group, LLC and Subsidiaries
Consolidated Balance Sheet

December 31, 2020

The accompanying notes are an integral part of the consolidated financial statements

Flyers Energy Group, LLC and Subsidiaries
Consolidated Income Statement

Year Ended December 31, 2020

The accompanying notes are an integral part of the consolidated financial statements

Flyers Energy Group, LLC and Subsidiaries
Consolidated Comprehensive Income Statement

Year Ended December 31, 2020

The accompanying notes are an integral part of the consolidated financial statements

Flyers Energy Group, LLC and Subsidiaries
Consolidated Statement of Members’ Capital and
Accumulated Other Comprehensive Loss

Year Ended December 31, 2020

The accompanying notes are an integral part of the consolidated financial statements

Flyers Energy Group, LLC and Subsidiaries
Consolidated Statement of Cash Flows

Year Ended December 31, 2020

The accompanying notes are an integral part of the consolidated financial statements

Flyers Energy Group, LLC and Subsidiaries
Consolidated Statement of Cash Flows

Year Ended December 31, 2020

The accompanying notes are an integral part of the consolidated financial statements

Flyers Energy Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of consolidation – The accompanying consolidated financial statements have been prepared by consolidating the following legal entities, all of which are under common control of the four members: David Dwelle Family, LP; Eclipse Investments LP; Speedy Investments, LP; and TAD Family, LP (collectively referred to as the Members), each having equal ownership interests in:
•Flyers Energy Group, LLC, including its wholly-owned subsidiaries;
•Nella Properties, LLC;
•Flyers Energy, LLC;
•Flyers Transportation, LLC;
•Western Energetix, LLC;
•Caminol Management, LLC;
•Oly Services, LLC
The Members are owned by the family trusts of four individuals: David Dwelle, Stephen Dwelle, Walter Dwelle, and Thomas Dwelle (collectively referred to as the Principals).
The consolidation of the above entities is collectively referred to as “Flyers Energy Group, LLC” or the “Company.” Intercompany accounts and transactions have been eliminated in consolidation.
Principles of consolidation and investments - The consolidated financial statements include the accounts of the Company and the accounts of subsidiaries under the Company’s control. All significant intercompany balances and transactions have been eliminated in consolidation. In accordance with ASC 810, the Company has analyzed the other related entities that the Principals are members of and determined that none are required to be consolidated into the Company’s year-end financial statements. The decision of whether or not to consolidate an entity requires consideration of majority voting interests, as well as effective economic or other control over the entity. The consolidated financial statements are prepared in accordance with accounting standards generally accepted in the United States of America (“GAAP”).
Investments in other joint ventures and partnerships in which the Company has the ability to exercise significant influence over the operating and financial policies of the investee but does not have control are accounted for using the equity method of accounting. Under the equity method, original investments are recorded at cost and adjusted by the Company’s share of undistributed earnings or losses and distributions made. Investments in joint ventures and partnerships are stated at the lower of carrying value or fair value and are included in other long-term assets.
Nature of operations – The Company is engaged in the operation of automated fueling stations and cardlock stations in 23 states, and delivery of bulk fuel and lubricants throughout California, Nevada, and Arizona. The Company has dealership agreements with branded gas stations for the supply of fuel and also supplies fuel to other jobbers from their inventory held at terminals. The Company has a transportation division, which hauls most of the fuel for the Company’s stations and dealers, as well as for third-parties.
Basis of accounting – The consolidated financial statements of the Company are prepared using the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America.

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Flyers Energy Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements

Cash, cash equivalents, and restricted cash – The Company considers all highly liquid instruments, with an original maturity of three months or less, to be cash equivalents. The Company had restricted cash of $115,000 which is included as funds in escrow for acquisitions as of December 31, 2020.
Concentration of credit risk – Financial instruments that potentially subject the Company to concentration of credit risk consist principally of temporary cash investments. The Company has deposits that at times exceed federally insured amounts.
The Company uses its revolving line of credit to fund operations, as needed. The line of credit is subject to periodic renewal and has historically been renewed.
Accounts receivable and allowance for doubtful accounts – Accounts receivable are recorded at the invoiced amount, less estimated returns, allowances, and discounts. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in existing accounts receivable. The Company determines the allowance based on historical write-off experience. The Company reviews the allowance for doubtful accounts monthly and past due balances over 60 days are reviewed individually for collectability. Account balances are charged-off against the allowance when the Company believes it is probable the receivable will not be recovered. Bad debt expense was approximately $609,017 during 2020.
Brand agreements – Brand agreements represent amounts received by the Company from major oil companies for the branding of customer dealer locations while the Company concurrently enters into an advance and supply agreement with the customer dealer, who receives the benefit of branding their location. Pursuant to the terms of the agreements, the Company initially records a brand receivable from the dealer for advancements and a brand liability to the major oil companies for receipts, representing amounts due or payable under default, which amortize concurrently over the terms of the agreements. On occasion, the Company will provide additional advancements as an incentive to the customer dealer.  Since the Company is effectively acting as an agent of the branding amounts between the major oil company and the dealer, they present these agreements on a net basis on the consolidated balance sheets. As of December 31, 2020 brand receivables were $10,645,977 and brand liabilities were $10,322,381.
Inventories – Petroleum inventories are stated at the lower of cost or net realizable value, using the average cost method, which approximates the first-in, first-out method. Net realizable value is based upon the estimated sales value less cost of distribution and selling costs.
Property, plant, and equipment – Property, plant, and equipment purchased by the Company are stated at cost, net of accumulated depreciation and amortization. All costs associated with major improvements are capitalized, and repairs and maintenance costs are expensed as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the asset, which range from 20 to 40 years for buildings and 5 to 10 years for equipment. Buildings and improvements that are constructed on leased land and property are amortized using the straight-line method over the shorter of the expected lease terms or their estimated useful lives. The cost and accumulated depreciation and amortization of items sold or retired are removed from the account and any resulting gain or loss is reflected in operations for the current year.

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Flyers Energy Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements

Definite-lived intangible assets – Definite-lived intangible assets are stated at cost, net of accumulated amortization. Definite-lived intangible assets are amortized, using the straight-line method, over their estimated useful lives ranging up to 20 years. When intangible assets are retired or otherwise disposed of, the cost and related accumulated amortization are removed from the accounts and any resulting gain or loss is reflected in operations for the year.
Long-lived assets – Long-lived assets consist primarily of buildings, equipment, and definite-lived intangible assets, which are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparison of the carrying amount of an asset to the future net undiscounted cash flows expected to be generated by the asset (before interest). If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell. Fair value is based on appraisals or other reasonable methods, such as discounted cash flows, to estimate fair value. Management of the Company believes that no impairment exists for long-lived assets at December 31, 2020.
Goodwill – Goodwill represents the difference between the purchase price of an acquired business and the fair value of the identifiable tangible and intangible net assets acquired. Goodwill is assessed for impairment annually, or sooner if events or circumstances change that would more likely than not reduce the fair value of the reporting unit below its’ carrying amount. The Company has one reporting unit. In testing goodwill for impairment, management has the option first to perform a qualitative assessment to determine whether it is more likely than not that goodwill is impaired. A goodwill impairment loss is recognized to the extent the carrying amount of the Company, including goodwill, exceeds its fair value. Management of the Company believes that no impairment exists for goodwill at December 31, 2020.
Environmental remediation costs and reimbursements – Liabilities are recorded for environmental remediation activities when clean-up is probable and the cost can be reasonably estimated based on information obtained by independent environmental consultants and internal environmental staff. Remediation reserves are recorded on an undiscounted basis, are adjusted periodically based on updated information, and are impacted by a number of factors, including changes in technology, government policy, soil formation, and other items. Accordingly, it is at least reasonably possible that a change in estimate could occur.
The receivable for remediation cost reimbursements represents amounts estimated to be recoverable from a state of California program to fund underground storage tank clean-up costs and are recorded at management’s estimate of the amount to be received on claims filed and to be filed. Such estimates could change based on the state’s review of claims filed or to be filed.
Legal costs – The Company accrues cost of settlement, damages, and, under certain conditions, the costs of defense when such costs are probable and estimable.
Comprehensive income (loss) – Comprehensive income (loss) includes net income plus other comprehensive income (loss), which consists of unrealized gain (loss) on hedged interest rate swap contracts.

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Flyers Energy Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements

Asset retirement obligations – The Company records the fair value of a legal liability for an asset retirement obligation (ARO) in the year in which it is incurred. The Company’s legal liabilities include removal of gasoline storage tanks at the Company’s cardlocks, and removal of solar panels installed at certain locations. When a new liability for AROs is recorded, the Company capitalizes the costs of the liability by increasing the carrying amount of the long-lived asset. The Company records AROs on a straight-line basis over the lease term under certain operating leases. The liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset. At retirement, the Company settles the obligation for its recorded amount and may incur a gain or loss. As of December 31, 2020 asset retirement obligations were approximately $3,849,000 and are included in accrued liabilities and other long-term liabilities on the consolidated balance sheet.
Greenhouse gas emission program – The Company is required to report emissions and additional data based on volumes of different fuel products sold at terminals to calculate emissions allowance under a Cap-and-Trade program annually to the California Air Resources Board (CARB) under California Assembly Bill 32 (AB 32), whereby the Company is required to annually pay for allowances and offsets a minimum of 30% of the prior year’s applicable emissions over a three-year period. The Company purchases carbon credits at CARB administered auctions or on the open market to cover their calculated obligations under AB 32. The Company records a net asset or liability for the difference between their allowance and obligation at year end. At December 31, 2020, the Company maintained a net liability of approximately $2,009,000 which is included as a component of accrued liabilities. During 2020, the Company incurred approximately $25,461,000 of costs, which are included in cost of sales in the consolidated income statement. During 2020, the Company purchased and submitted credits totaling approximately $31,023,000, respectively.
Low carbon fuel standard program – The Company is required to report quarterly progress reports and annual compliance reports related to the Low Carbon Fuel Standard (LCFS) program to CARB under AB 32. Compliance with the regulation is demonstrated when the Company has possessed and retired a number of credits equal to its annual compliance obligation. The Company’s compliance obligation is determined when it supplies fuels or blend stocks with carbon intensity values above that of the program standard, effectively generating a deficit. These deficits represent the Company’s compliance obligation which must be satisfied with corresponding credits. Credits are generated when the Company supplies fuels or blend stocks with carbon intensity values below that of the program standard. Regulated parties also have the option to purchase credits from other regulated parties through the LCFS Clearance Market. Once banked, credits may be retained indefinitely, retired to meet an AB 32 compliance obligation, or sold to other regulated parties. The Company has the option to carryback credits to meet the compliance of an immediate prior year.
The Company records a net asset or liability for the difference between their credits and deficits at year end. At December 31, 2020, the Company maintained a net liability of approximately $13,492,000 which is included as a component of accrued liabilities. During 2020, the Company incurred approximately $33,929,000 of costs, which are included in cost of sales in the consolidated income statement. During 2020, the Company purchased credits totaling approximately $29,596,000.
Excise taxes – Excise taxes assessed by governmental authorities and included as part of purchased inventory are presented on a gross basis. During 2020, the Company incurred approximately $134,000,000 of excise taxes, which are included in revenues and cost of sales in the consolidated income statement.
Sales taxes – Sales taxes are assessed by governmental authorities and excluded as part of purchased inventory. All sales taxes that remained unpaid as of year end are included within accrued liabilities in the consolidated balance sheet.

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Flyers Energy Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements

Income taxes – The Company is comprised of limited liability companies, and as such, is not subject to federal and state income taxes. The Members separately account for their pro-rata share of the Company’s items of income, deductions, losses, and credits. Therefore, no provision is made in the accompanying consolidated financial statements for liabilities for federal, state, or local income taxes since such liabilities are the responsibility of the individual Members.
Accounting standards prescribe a recognition threshold and measurement process for accounting for uncertain tax positions and provide guidance on various related matters such as de-recognition, interest, penalties, and disclosures required. The Company does not have any entity level uncertain tax positions.
Derivative instruments – The Company maintains a strategy that incorporates the use of derivative instruments to minimize significant fluctuations in earnings that are caused by interest rate and fuel price volatility. Derivative instruments that are used by the Company include interest rate and gas price swap contracts and fuel futures, forward and option contracts.
The Company hedges certain fuel inventories and future delivery purchase contracts using gas price swap contracts and futures, and forward and option contracts to manage risk from market fluctuations and to reduce price volatility of fuel market prices. During 2020, the Company did not utilize fuel derivatives and did not have any fuel related derivatives outstanding.
Interest rate swap contracts are reported at fair value. The Company documents its risk management strategy and hedge effectiveness at the inception of and during the term of the hedge. For instruments that are designated and qualify as cash flow hedges, the gains and losses on the effective portion of the hedges are included as a component of other comprehensive income and are subsequently reclassified into earnings when interest on the related debt is paid. The Company’s interest rate risk management strategy is to stabilize cash flow requirements by maintaining interest rate swap contracts to convert variable-rate debt to a fixed-rate. The change in fair value of interest rate swap contracts that do not qualify as cash flow hedges are recognized in other nonoperating income on the consolidated income statement.
Fair value of financial instruments – The Company applies the fair value measurement accounting standard whenever other accounting pronouncements require or permit fair value measurements. Fair value is defined in the accounting standard as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy under current accounting guidance prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (Level 1, Level 2, and Level 3). Level 1 inputs are unadjusted quoted prices in active markets (as defined) for identical assets or liabilities that the Company has the ability to access at the measurement date. Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 3 inputs are unobservable inputs for the asset or liability and reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk) in a principal market.
The fair value of the interest rate swap contracts is estimated using a discounted cash flow analysis that considers the expected future cash flows of each interest rate swap, taking into account current interest rates and the current creditworthiness of the swap counterparties. The fair value of the interest rate swap contracts was determined using Level 2 inputs. The fair value of fuel futures is generally based on quoted prices using Level 1 inputs.

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Flyers Energy Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements

The carrying amount of cash and cash equivalents, restricted cash, accounts receivable, notes receivable, and accounts payable approximate fair value because of the short maturity or immaterial nature of those instruments. The fair value of the line of credit and long-term debt are estimated based on the current variable rate of debt or borrowing rates for similar issues, which approximates carrying amounts. It is not practical to estimate the fair value of notes receivable and payable with related parties.
Accounting estimates – The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of consolidated assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting years. Actual results could differ from those estimates.
Recent accounting pronouncement – On February 25, 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which requires lessees to recognize a liability associated with obligations to make payments under the terms of the arrangement in addition to a right-of-use asset representing the lessee’s right to use, or control the use of the given asset assumed under the lease. The standard will be effective for the calendar year ending December 31, 2022. The Company is currently evaluating this new standard and the impact it will have on its consolidated financial statements.
Revenue recognition – The Company principally generates all revenue from contracts with customers from sales and shipment of petroleum fuel products and oil and lubricants to the Company’s customers. Revenue is recognized at a point in time when the Company satisfies a performance obligation by transferring control of the products to a customer. Transfer of control occurs upon the shipment of goods to a customer, at which point title to inventory passes to the customer. The Company does not have any significant financing components as payment is received at or shortly after the point of sale in accordance with customary payment terms.
The nature of the contracts with customers gives rise to certain types of variable consideration which principally includes returns for the purchase of oil and lubricants and volume discounts, for the supply of petroleum fuel products, of which can decrease the transaction price. However, returns are insignificant and volume discounts principally result in a decreased sales price on future purchases once purchasing commitment thresholds are met, as defined in the contracts. Consequently, volume discounts are appropriately accounted for as a component of the purchase price. Sales return amounts are generally credited to the customer. The Company estimates variable consideration as the most likely amount that the Company is entitled to from the sale.
Sales taxes assessed by a governmental authority that are both imposed on and concurrent with a specific revenue-producing transaction, that are collected by the Company from a customer, are excluded from revenue. However, excise taxes assessed by governmental authorities and imposed during the inventory procurement process are presented on a gross basis and are included in revenues and cost of sales.
Amounts billed to customers related to shipping and handling are classified as revenue, and the costs associated with outbound freight after control of a product has transferred to a customer are accounted for as fulfillment costs and are included in cost of sales.

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Flyers Energy Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements

Subsequent events – Subsequent events are events or transactions that occur after the consolidated balance sheet date, but before consolidated financial statements are available to be issued. The Company recognizes in the consolidated financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the consolidated balance sheet, including the estimates inherent in the process of preparing the consolidated financial statements. The Company’s consolidated financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the consolidated balance sheet, but arose after the consolidated balance sheet date and before consolidated financial statements were available to be issued. The Company has evaluated subsequent events through April 30, 2021, which is the date the consolidated financial statements were available to be issued as approved by management (See Note 14).
The Company has reevaluated subsequent events related to the reissuance of the December 31, 2020 consolidated financial statements related to the revisions to previously issued consolidated financial statements (see Note 15) through March 18, 2022, which is the date the consolidated financial statements were available to be reissued.

COVID-19 – On March 11, 2020, the World Health Organization declared the novel coronavirus outbreak a public health emergency. The Company’s operations are located throughout the United States, which most states have restricted gatherings of people due to the coronavirus outbreak. Given the dynamic nature of these circumstances and business disruption, the Company anticipates a short-term impact dependent on the duration of the outbreak. The Company will continue to monitor the situation closely, but given the uncertainty about the situation, an estimate of the impact to the consolidated financial statements cannot be made at this time.

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Flyers Energy Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements

NOTE 2 – BUSINESS COMBINATIONS
Marathon Petroleum Corporation (Firebird) – In December 2020, the Company purchased the assets of Marathon Petroleum Corporation (“Marathon”), an Ohio-based refinery company, for $36,731,000, for the purpose of expanding the Company’s operations in the Southwest United States, which adds 2 new states to the Company’s operating territory; Colorado and New Mexico. The purchase consisted of 54 third-party acceptor sites and 44 inventory sites which include real property, improvements and other equipment. The Company expensed transaction costs as incurred in the amount of $1,100,000. Goodwill arising from the acquisition consists largely of the synergies and economies of scale expected from combining the operations of the Company and Marathon. At the date of acquisition, the following represents the assets acquired:
This transaction was accounted for under the acquisition method of accounting, whereby the identifiable assets acquired, and liabilities assumed are recorded at fair value and the activities are included in the consolidated operations of the Company as of the acquisition date.
NOTE 3 – INVENTORIES
Inventories consist of the following at December 31:

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Flyers Energy Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements

NOTE 4 – PROPERTY, PLANT, AND EQUIPMENT
Property, plant, and equipment consist of the following at December 31:
Depreciation expense totaled $11,785,565 for 2020.
NOTE 5 – INTANGIBLE ASSETS
Intangible assets consist of the following at December 31:
Amortization expense totaled $3,249,048 for 2020.

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Flyers Energy Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements

Estimated future amortization expense for intangible assets is as follows:
NOTE 6 – GOODWILL
Goodwill consists of the following at December 31:
NOTE 7 – ENVIRONMENTAL REMEDIATION
The state of California created the Underground Storage Tank Cleanup Fund (USTCF) to reimburse California businesses for clean-up of gasoline contamination of soil and groundwater caused by leaking underground storage tanks. The estimated future clean-up costs for gasoline stations currently owned by the Company were $350,000 at December 31, 2020. These costs have been accrued by the Company as a liability based on management’s best estimate. At December 31, 2020 the related reimbursement receivable from the USTCF is estimated to be $468,347 and has been recorded based on reimbursable clean-up costs previously incurred and estimated future clean-up costs.
The Company expects to complete the remediation efforts and collect applicable reimbursements during 2021. Such estimates could change if actual costs for clean-up are different or if reimbursement is at a different proportion of claims filed and to be filed than the estimated reimbursement rate used by the Company.

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Flyers Energy Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements

NOTE 8 – ACCRUED LIABILITIES
Accrued liabilities consist of the following at December 31:
NOTE 9 – REVOLVING LINE OF CREDIT AND LONG-TERM DEBT
Revolving line of credit and long-term debt consist of the following at December 31:
Wells Fargo credit agreements – The Company maintains a credit agreement, as amended and restated in May 2020, with Wells Fargo Bank (the Wells Fargo Credit Agreement). The Wells Fargo Credit Agreement provides for a revolving line of credit (the Line) of up to $150,000,000.
The Company utilized funds from the line of credit to fully pay down the term loan and mortgage during the year.
The Line includes a provision with maximum borrowings being limited to a percentage of eligible accounts receivable and inventory. At December 31, 2020, the amount available on the Line was approximately $94,938,000. The Line bears interest at the daily Libor rate, plus 1.5%. The Company is required to pay a commitment fee of 0.25% on the unused amount of the Line. The Line has a maturity date in May 2024.

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Flyers Energy Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements

The line of credit is collateralized by substantially all the Company’s assets and subject to cross-default provisions with all other outstanding debt. There are various restrictive covenants under the agreement, including quarterly calculations of total leverage, fixed charge coverage ratios, and limitations on capital expenditures, distributions, and incurring additional debt. The Company believes it was not in violation of any debt covenants for the year ended December 31, 2020.
Paycheck Protection Program loans – During 2020, the Company received SBA Paycheck Protection Program (PPP) loans across multiple entities for a total of $7,431,271. The funds were used to retain workers, maintain payroll, interest payments, lease payments, and utility payments due to current economic uncertainty from the COVID-19 pandemic. As of December 31, 2020, the total balance is included in long-term debt on the consolidated balance sheet. The loan bears interest at 1% fixed per annum. The loan is subject to partial or full forgiveness if the Company uses all proceeds for eligible purposes; maintains certain employment levels; and maintains certain compensation levels in accordance with and subject to the rules, regulations, and guidance of the CARES Act. In June 2020, the PPP Flexibility Act was passed and extended loan maturities to five years. For partial forgiveness, monthly payments of principal and interest begin on the date the amount of forgiveness is remitted to the lender. The Company is not aware of any reasons full forgiveness would not be granted.
Equipment financings – The Company’s equipment financings bear interest at rates ranging from 1.42% to 4.67%, with monthly principal payments ranging from $2,011 to $18,333 plus interest and maturing at dates from May 2021 to November 2024. The equipment financings are collateralized by certain equipment, as defined in the agreements, and guaranteed by the Company.
Future maturities of the Line and long-term debt are as follows as of December 31, 2020:
NOTE 10 – INTEREST RATE SWAP CONTRACTS
At December 31, 2020, the Company is party to two interest rate swap contracts with Wells Fargo Bank that involve the exchange of fixed interest rate payments at rates of 2.46% and 2.87% on notional amounts totaling $76,040,170. The notional amounts are reduced periodically in exchange for floating interest rate payments that equal the interest due under the mortgage and equipment loan. The notional amounts on the interest rate swaps are reduced consistent with the amortization of the principal balances for the debt. The net payments or receipts under the agreements are recognized as an adjustment to interest expense. These contracts expire in October 2024 and April 2028, respectively. The interest rate swap contracts liability was $10,665,345 at December 31, 2020.

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Flyers Energy Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements

The Company elected not to apply hedge accounting on the two interest rate swap contracts that expire in October 2024 and April 2028. Accordingly, the unrealized change in fair value of $4,967,153 has been recorded as a component of other income (expense) on the consolidated income statement during 2020.
NOTE 11 – RETIREMENT PLAN
The Company has a profit-sharing retirement plan (the Retirement Plan) established under the provisions of Internal Revenue Service Code Section 401(k). Employees are eligible to make voluntary contributions to the Retirement Plan after qualifying service requirements are satisfied. Only those employees of Flyers Energy, LLC, Flyers Transportation, LLC, and Caminol Management, LLC are included in the Retirement Plan. There are no employees in Flyers Energy Group, LLC, Nella Properties, LLC, Western Energetix Terminals, LLC, and Oly Services, LLC. Matching contributions are at the discretion of the Company. The Company’s matching contributions were $1,297,712 for 2020.
While the Company expects to continue the Retirement Plan, it has reserved the right to modify, amend, or terminate the Retirement Plan. In the event of termination, the entire trust fund balance must be disbursed to the participants or their beneficiaries.
NOTE 12 – COMMITMENTS AND CONTINGENCIES
Contingencies – The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s consolidated financial position, results of operations, or liquidity.
Leases – The Company has various leases for facilities, which are classified as operating leases. Future minimum lease payments are subject to rent and property tax escalation clauses. The Company records any difference between the straight-line rent amounts payable under the leases as deferred rent, which is classified in other long-term liabilities on the consolidated balance sheets. As of December 31, 2020 deferred rent was $438,597.
The noncancelable operating lease payments with initial or remaining terms of more than one year are as follows as of December 31, 2020:

22

Flyers Energy Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements

Subleases – The Company leases and subleases portions of several properties. Future minimum rentals to be received on noncancellable leases and subleases as of December 31, 2020 are as follows:
Rent expense for 2020 totaled $5,691,883. Rent income from leases and subleases for 2020 totaled $766,136 which is included in other revenues on the consolidated income statement.
Unbranded fuel purchase agreements – The Company has several contracts with major fuel suppliers to purchase unbranded fuel. The purchase price of the unbranded fuel is determined monthly by the Oil Price Information Service pipeline average. None of the commitments bear financial penalties in case of default by the Company.
Lubricants distributor agreement – The Company has a lubricants distributor agreement (the Distribution Agreement) with ExxonMobil Oil Corporation (ExxonMobil) to service customers within Nevada and California expiring June 30, 2021. Under the Distribution Agreement, the Company manages the distribution of a line of branded products and technical services within an assigned territory. Purchases totaled $132,881,388 under the Distribution Agreement during 2020.
NOTE 13 – OPERATIONS OF SOLAR COMPANIES
Transfer of solar assets – In June 2020, the Company transferred $74,730,370 in assets, $125,015 in liabilities and $74,605,355 in equity to Flyers Sustainable Energy, LLC which is also owned by the same ownership as the Flyers Energy Group, LLC. This entity mostly holds assets in the area of "green" or renewable energy. This was part of an overall plan to group assets in a similar fashion as the solar assets were not part of the Company’s core business.
Power sales agreements – The Company had power sales agreements with independent third parties and utilities to sell electricity generated from the Company’s solar panels. During 2020, the Company had power sales under these long-term agreements totaling $3,247,715 which is included in other revenues on the consolidated income statements. These agreements were transferred to Flyers Sustainable, LLC per the transfer of solar assets described in the paragraph above.

23

Flyers Energy Group, LLC and Subsidiaries
Notes to Consolidated Financial Statements

NOTE 14 – SUBSEQUENT EVENTS
In February 2021, the Company acquired five cardlock sites in Ohio from Mansfield Oil Company of Gainesville, Inc., a division of Mansfield Energy Corp (“Mansfield”) for approximately $3,200,000, for the purpose of expanding the Company’s cardlock fueling stations in the Midwest. The Company is in process of assessing the accounting of this transaction.
NOTE 15 – REVISIONS TO PREVIOUSLY ISSUED CONSOLIDATED FINANCIAL STATEMENTS
On January 3, 2022, the Company was acquired by World Fuel Services, Inc. These revised consolidated financial statements are prepared in order to meet the requirements prescribed in Regulation S-X (as a result of the acquisition), which specifies the form and content of the consolidated financial statements and related notes. These consolidated financial statements are intended to replace in their entirety, the original consolidated financial statements for the year ended December 31, 2020 that were available to be issued on April 30, 2021. Changes have been made to those previously issued financial statements for the year ended December 31, 2020 as detailed below.
The Company originally accounted for goodwill under the Private Company Council (PCC) alternative, which allowed for the Company to assess qualitatively if any indicators of impairment exist on an annual basis and amortize the amount ratably over a 10-year period. Gross goodwill of $41,818,729 was previously amortized. As a result, these consolidated financial statements have been updated to reflect the reversal of $3,330,348 of amortization expense for the year ended December 31, 2020, and the cumulative impact of the reversal of accumulated amortization to total members’ capital of $11,722,542 as of January 1, 2020. In addition, historical goodwill impairment testing was reperformed over goodwill under the new basis of accounting.
The Company originally assessed related parties for variable interest entity consolidation and disclosure under the PCC alternative. As a result, the Company evaluated such parties under US GAAP. There was no change in the entities to be consolidated or disclosures.
The Company reclassified $3,465,362 of the asset retirement obligation from other accrued liabilities to other long-term liabilities on the consolidated balance sheet.
The Company reclassified the amounts for the line of credit to present the activity gross in financing activities on the consolidated statement of cash flows.
The policy disclosures reflected in Note 1 – Organization and Summary of Significant Accounting Policies, under the section Principles of Consolidation and Investments, and Goodwill, reflect these revised policies.

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